Summary Prospectus, Statutory Prospectus and Statement of Additional Information Supplement dated July 8, 2021
The purpose of this supplement is to provide you with changes to the current Summary and Statutory Prospectuses and Statements of Additional Information for the Funds listed below:
Invesco Comstock Fund
Invesco Comstock Select Fund
Invesco V.I. Comstock Fund
This supplement amends the Summary Prospectuses, Statutory Prospectuses and Statements of Additional Information of the above referenced funds (the “Funds”) and is in addition to any other supplement(s), unless otherwise specified. You should read this supplement in conjunction with the Summary Prospectuses, Statutory Prospectuses and Statements of Additional Information and retain it for future reference.
Charles DyReyes no longer serves as Portfolio Manager of the Funds. All references to Mr. DyReyes in the Summary and Statutory Prospectuses and Statements of Additional Information are hereby removed.
ASEF-AVIF-SUMSTATSAI-SUP 070821